UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: June 30, 2010

MONTANA MINING CORP.

(Exact name of registrant as specified in its charter)

NEVADA

 (State or other jurisdiction of incorporation or organization)

000-29321 (Commission File Number)	87-0643635 (IRS Employer Identification Number)

Ruairidh Campbell, Chief Executive Officer

1403 East 900 South, Salt Lake City, Utah 84105

(Address of principal executive offices)

(801) 582-9609

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02        Unregistered Sales of Equity Securities

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On June 30, 2010 Montana Mining Corp. (“Company”) authorized the issuance of 14,352,385 shares of common stock to 2 persons in exchange for $717,619.20 at $0.05 per share, pursuant to the exemptions provided by Section 4(2) and Regulation S of the Securities Act of 1933, as amended (“Securities Act”). The offering was to the following individuals:

Name	Consideration	Price	Shares	Exemption
Dwayne Walbaum	$526,726.32	$0.05	10,534,527	4(2)/Regulation S
Owen Walbaum	$190,892.88	$0.05	3,817,858	4(2)/Regulation S

The Company complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the issuances were isolated private transactions that did not involve a public offering; (2) there were two offerees; (3) the offerees represented an intention not to resell the stock; (4) there have been no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the discussions that lead to the issuance of the stock took place directly between the offerees and the Company.

Regulation S of the Securities Act provides generally that any offer or sale that occurs outside of the United States is exempt from the registration , as long as certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the foregoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfies all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S.

The Company complied with the exemption requirements of Regulation S by having directed no offering efforts in the United States, by offering common shares only to offerees who were outside the United States at the time of the offering, and ensuring that the persons to whom the common shares were issued and authorized were non-U.S. persons with addresses in foreign countries.

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Item 5.01        Changes in Control of Registrant

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On June 30, 2010 Dwayne Walbaum purchased 10,534,527 shares of the Company’s common stock or 49% of the registrant’s outstanding common stock pursuant to the terms and conditions of a subscription agreement of even date in exchange for $526,726.32 in connection with the Company’s intention to acquire JBP SA from Park Capital, Inc., a minimum private placement of equity being a condition of the intended acquisition. The cash consideration accepted was derived from Mr. Walbaum’s private sources. Mr. Walbaum’s equity interest in the Company’s common stock constitutes a change in control of the registrant.

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Item 7.01        Regulation FD Disclosure

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The information contained herein includes a press release dated July 6, 2010, attached to this current report in Item 9.01 as Exhibit 99, which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The press release details the acquisition of Produced Water Solutions, Inc. (“PWS”) by Dobhai Ventures, Inc. (“Dobhai”) that included the terms and conditions of an assignment by the Company to Dobhai pursuant to which the Company received a cash payment of $135,000 and a royalty of 2 ½% on future revenues generated by PWS. The information contained herein is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

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(d)        Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.      Description

99        Press release dated July 6, 2010 in connection with Dobhai acquiring PWS on an assignment agreement as amended entered into with the Company dated August 29, 2009.

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Montana Mining Corp.                                                                              Date

By: /s/ Ruairidh Campbell                                                              July 21, 2010

Name: Ruairidh Campbell

Title: Chief Executive Officer